As filed with the Securities and Exchange Commission on March 14, 2006
Registration No. 333-130133

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Amendment No. 2 to
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
MIDWAY GAMES INC.
(Exact name of Registrant as specified in its charter)

Delaware	22-2906244
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)
2704 West Roscoe Street, Chicago, Illinois 60618 (773) 961-2222
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Deborah K. Fulton, Esq.
Senior Vice President, Secretary and General Counsel
Midway Games Inc.
2704 West Roscoe Street, Chicago, Illinois 60618 (773) 961-2222
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:

Pamela E. Flaherty, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5174
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
☐ ____________
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐ ____________

     If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
     If this form is a post-effective amendment to a registration statement pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
     This Amendment No. 2 to Registration Statement on Form S-3, File No. 333-130133, is being filed in order to amend Exhibit 5, opinion of counsel re: Legality.

2

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 16. Exhibits.
The following exhibits are being furnished herewith or incorporated by reference herein:

Exhibit
Number	Description

4.1	Amended and Restated Certificate of Incorporation of the Registrant dated October 25, 1996, incorporated herein by reference to the Registrant’s Registration Statement on Form S-1, as amended, File No. 333-11919, initially filed on September 13, 1996 and effective October 29, 1996 (the “S-1 Registration Statement”).

4.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated February 25, 1998, incorporated herein by reference to the Registrant’s Registration Statement on Form 8-A/A, Amendment No. 1, filed on April 20, 1998.

4.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated August 5, 2003, incorporated herein by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

4.4	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant dated February 17, 2004, incorporated herein by reference to the Registrant’s Registration Statement on Form S-3, File No. 333-113077, initially filed on February 25, 2004.

4.5	Amended and Restated By-laws of the Registrant, incorporated herein by reference to the Registrant’s Registration Statement on Form S-3, File No. 333-116334, initially filed on June 10, 2004.

4.6	Specimen Certificate of Common Stock, incorporated by reference to the S-1 Registration Statement.

4.7	Third Amended and Restated Rights Agreement, dated as of October 14, 2003, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to the current report on Form 8-K filed by the Registrant on October 15, 2003.

4.8	Form of Restricted Stock Agreement between the Registrant and employees of Inevitable Entertainment Inc., incorporated by reference to an exhibit to the Registrant’s registration statement on Form S-3, as amended, originally filed on December 2, 2004 (File No. 333-120952).

5	Opinion of Blank Rome LLP, counsel for the Registrant.

23.1	Consent of Blank Rome LLP (contained in the opinion filed as Exhibit 5 hereto).

23.2	Consent of Ernst & Young LLP.

24	Power of Attorney (previously filed).

II-1

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on this 14th day of March 2006.

MIDWAY GAMES INC.
By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Date	Title

/s/ David F. Zucker David F. Zucker	March 14, 2006	President and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas E. Powell Thomas E. Powell	March 14, 2006	Executive Vice President—Finance, Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ James R. Boyle James R. Boyle	March 14, 2006	Vice President—Finance, Controller and Assistant Treasurer (Principal Accounting Officer)

/s/ Peter C. Brown * Peter C. Brown	March 14, 2006	Director

/s/ William C. Bartholomay * William C. Bartholomay	March 14, 2006	Director

/s/ Joseph A. Califano, Jr. * Joseph A. Califano, Jr.	March 14, 2006	Director

/s/ Kenneth D. Cron * Kenneth D. Cron	March 14, 2006	Director

/s/ Shari E. Redstone * Shari E. Redstone	March 14, 2006	Director

/s/ Ira S. Sheinfeld * Ira S. Sheinfeld	March 14, 2006	Director

/s/ Robert N. Waxman * Robert N. Waxman	March 14, 2006	Director

* By:	/s/ David F. Zucker
David F. Zucker
As attorney-in-fact

II-2

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Amended and Restated Certificate of Incorporation of the Registrant dated October 25, 1996, incorporated herein by reference to the Registrant’s Registration Statement on Form S-1, as amended, File No. 333-11919, initially filed on September 13, 1996 and effective October 29, 1996 (the “S-1 Registration Statement”).

4.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated February 25, 1998, incorporated herein by reference to the Registrant’s Registration Statement on Form 8-A/A, Amendment No. 1, filed on April 20, 1998.

4.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant dated August 5, 2003, incorporated herein by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

4.4	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Registrant dated February 17, 2004, incorporated herein by reference to the Registrant’s Registration Statement on Form S-3, File No. 333-113077, initially filed on February 25, 2004.

4.5	Amended and Restated By-laws of the Registrant, incorporated herein by reference to the Registrant’s Registration Statement on Form S-3, File No. 333-116334, initially filed on June 10, 2004.

4.6	Specimen Certificate of Common Stock, incorporated by reference to the S-1 Registration Statement.

4.7	Third Amended and Restated Rights Agreement, dated as of October 14, 2003, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to the current report on Form 8-K filed by the Registrant on October 15, 2003.

4.8	Form of Restricted Stock Agreement between the Registrant and employees of Inevitable Entertainment Inc., incorporated by reference to an exhibit to the Registrant’s registration statement on Form S-3, as amended, originally filed on December 2, 2004 (File No. 333-120952).

5	Opinion of Blank Rome LLP, counsel for the Registrant.

23.1	Consent of Blank Rome LLP (contained in the opinion filed as Exhibit 5 hereto).

23.2	Consent of Ernst & Young LLP.

24	Power of Attorney (previously filed).